Exhibit 99.2

Genworth Financial

FIRST QUARTER
FINANCIAL SUPPLEMENT

MARCH 31, 2009

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that we have added several new metrics to provide additional transparency into our financial trends.

In the International segment, we provide additional details around paid claims and loss metrics for Canada and Australia with dollar amounts in local currency. These can be found on pages 39 and 41.

In the additional financial data section, we provide the amounts for small balance commercial mortgage-backed securities and asset-backed securities. These can be found on pages 58 and 59.

Once again, thank you for your continued interest in Genworth Financial. Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) is the result of impairments, including changes in intent to hold securities to recovery, and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) in accordance with GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with the Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income (loss) for the three months ended March 31, 2009 and 2008. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 67 through 70 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for our wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for lifestyle protection insurance business; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross flows and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. We consider assets under management for our wealth management business, insurance in-force and risk in-force to be measures of our operating performance because they represent measures of the size of our business at a specific date, rather than measures of our revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2009	2008
	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$11,527	$11,988	$12,317	$12,616	$12,760
Total accumulated other comprehensive income (loss)	(3,298)	(3,062)	(1,819)	(271)	(35)

Total stockholders’ equity	$8,229	$8,926	$10,498	$12,345	$12,725

Book value per common share	$19.00	$20.60	$24.24	$28.52	$29.41
Book value per common share, excluding accumulated other comprehensive income (loss)	$26.61	$27.67	$28.44	$29.14	$29.49
Common shares outstanding as of balance sheet date	433.2	433.2	433.1	432.9	432.7

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
GAAP Basis ROE	-9.5%	-4.6%	-0.6%	4.1%	8.1%
Operating ROE	2.0%	3.8%	7.8%	9.0%	10.2%

	Three months ended
Quarterly Average ROE	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
GAAP Basis ROE	-16.0%	-10.6%	-8.3%	-3.4%	3.6%
Operating ROE	0.5%	-6.8%	7.1%	6.7%	7.7%

See page 67 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended March 31, 2009
Weighted-average shares used in basic earnings (loss) per common share calculations	433.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—

Weighted-average shares used in diluted earnings (loss) per common share calculations	433.2

First Quarter Results

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Income (Loss)

(amounts in millions)

	Three months ended March 31,
	2009	2008
REVENUES:
Premiums	$1,502	$1,717
Net investment income	711	1,002
Net investment gains (losses)	(770)	(226)
Insurance and investment product fees and other	291	260

Total revenues	1,734	2,753

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,508	1,401
Interest credited	275	345
Acquisition and operating expenses, net of deferrals	441	528
Amortization of deferred acquisition costs and intangibles	247	203
Interest expense	96	112

Total benefits and expenses	2,567	2,589

INCOME (LOSS) BEFORE INCOME TAXES	(833)	164
Provision (benefit) for income taxes	(364)	48
Effective tax rate	43.7%	29.3%

NET INCOME (LOSS)	$(469)	$116

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended March 31,
		2009	2008
	Retirement and Protection:
	Wealth Management	$6	$12
	Retirement Income	(46)	36
	Institutional	25	11
	Life Insurance	38	65
	Long-Term Care	40	38

	Total Retirement and Protection	63	162
	International:
International Mortgage Insurance	—Canada	66	75
	—Australia	29	47
	—Other	(5)	—
	Lifestyle Protection	11	38

	Total International	101	160
	U.S. Mortgage Insurance	(135)	(36)
	Corporate and Other	(15)	(42)

	NET OPERATING INCOME	14	244

	ADJUSTMENT TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments(1)	(483)	(128)

	NET INCOME (LOSS)	$(469)	$116

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(1.08)	$0.27
	Diluted	$(1.08)	$0.27
	Net operating earnings per common share
	Basic	$0.03	$0.56
	Diluted	$0.03	$0.56
	Weighted-average shares outstanding
	Basic	433.2	433.6
	Diluted	433.2	436.8

(1)	See page 65 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,502	$1,616	$1,735	$1,709	$1,717	$6,777
Net investment income	711	857	918	953	1,002	3,730
Net investment gains (losses)	(770)	(149)	(816)	(518)	(226)	(1,709)
Insurance and investment product fees and other	291	305	331	254	260	1,150

Total revenues	1,734	2,629	2,168	2,398	2,753	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,508	1,522	1,497	1,386	1,401	5,806
Interest credited	275	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	441	566	515	551	528	2,160
Amortization of deferred acquisition costs and intangibles	247	298	174	209	203	884
Goodwill impairment	—	243	34	—	—	277
Interest expense	96	123	125	110	112	470

Total benefits and expenses	2,567	3,061	2,664	2,576	2,589	10,890

INCOME (LOSS) BEFORE INCOME TAXES	(833)	(432)	(496)	(178)	164	(942)
Provision (benefit) for income taxes	(364)	(111)	(238)	(69)	48	(370)

NET INCOME (LOSS)	$(469)	$(321)	$(258)	$(109)	$116	$(572)

Earnings (Loss) Per Share Data:
Earnings (loss) per common share
Basic	$(1.08)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Diluted	$(1.08)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Weighted-average shares outstanding
Basic	433.2	433.1	433.1	432.9	433.6	433.2
Diluted	433.2	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2009	2008
		Q1	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$6	$8	$12	$11	$12	$43
	Retirement Income	(46)	(310)	15	13	36	(246)
	Institutional	25	15	49	5	11	80
	Life Insurance	38	49	63	87	65	264
	Long-Term Care	40	49	39	34	38	160

	Total Retirement and Protection	63	(189)	178	150	162	301
	International:
International Mortgage Insurance	—Canada	66	67	80	83	75	305
	—Australia	29	40	48	50	47	185
	—Other	(5)	(8)	(2)	1	—	(9)
	Lifestyle Protection	11	25	40	49	38	152

	Total International	101	124	166	183	160	633
	U.S. Mortgage Insurance	(135)	(114)	(121)	(59)	(36)	(330)
	Corporate and Other	(15)	(28)	(3)	(62)	(42)	(135)

	NET OPERATING INCOME (LOSS)	14	(207)	220	212	244	469

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(483)	(89)	(478)	(321)	(128)	(1,016)
	Expenses related to reorganization, net of taxes	—	(25)	—	—	—	(25)

	NET INCOME (LOSS)	$(469)	$(321)	$(258)	$(109)	$116	$(572)

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(1.08)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Diluted	$(1.08)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Net operating earnings (loss) per common share
	Basic	$0.03	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Diluted	$0.03	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Weighted-average shares outstanding
	Basic	433.2	433.1	433.1	432.9	433.6	433.2
	Diluted	433.2	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2009	December 31, 2008(1)	September 30, 2008	June 30, 2008	March 31, 2008
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$41,319	$42,871	$48,724	$51,887	$53,031
Equity securities available-for-sale, at fair value	221	234	309	409	394
Commercial mortgage loans	8,023	8,262	8,447	8,573	8,822
Policy loans	1,842	1,834	1,822	1,806	1,654
Other invested assets	6,080	7,411	4,913	4,614	5,603

Total investments	57,485	60,612	64,215	67,289	69,504
Cash and cash equivalents	7,064	7,328	5,102	5,861	3,768
Accrued investment income	821	736	794	679	863
Deferred acquisition costs	7,716	7,786	7,681	7,530	7,330
Intangible assets	1,142	1,147	1,068	991	959
Goodwill	1,314	1,316	1,572	1,618	1,609
Reinsurance recoverable	17,398	17,212	16,763	16,571	16,498
Other assets	998	1,000	1,075	1,320	912
Deferred tax asset	1,631	1,037	194	—	—
Separate account assets	8,576	9,215	11,097	12,356	12,151

Total assets	$104,145	$107,389	$109,561	$114,215	$113,594

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets—(Continued)

(amounts in millions)

	March 31, 2009	December 31, 2008(1)	September 30, 2008	June 30, 2008	March 31, 2008
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,763	$28,533	$28,017	$27,529	$27,174
Policyholder account balances	33,196	34,702	35,565	36,842	36,764
Liability for policy and contract claims	5,815	5,322	4,776	4,418	4,011
Unearned premiums	4,482	4,734	5,345	5,758	5,653
Other liabilities	6,316	6,860	6,200	6,093	6,671
Non-recourse funding obligations	3,443	3,455	3,455	3,455	3,455
Short-term borrowings	930	1,133	78	200	200
Long-term borrowings	4,131	4,261	4,530	4,531	3,966
Deferred tax liability	264	248	—	688	824
Separate account liabilities	8,576	9,215	11,097	12,356	12,151

Total liabilities	95,916	98,463	99,063	101,870	100,869

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,485	11,477	11,484	11,482	11,473

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(4,095)	(4,038)	(2,963)	(1,723)	(1,479)
Derivatives qualifying as hedges	1,061	1,161	761	548	620
Foreign currency translation and other adjustments	(264)	(185)	383	904	824

Total accumulated other comprehensive income (loss)	(3,298)	(3,062)	(1,819)	(271)	(35)
Retained earnings	2,741	3,210	3,532	3,833	3,986
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total stockholders’ equity	8,229	8,926	10,498	12,345	12,725

Total liabilities and stockholders’ equity	$104,145	$107,389	$109,561	$114,215	$113,594

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$51,423	$8,749	$3,254	$1,944	$65,370
Deferred acquisition costs and intangible assets	9,196	883	33	60	10,172
Reinsurance recoverable	16,644	125	629	—	17,398
Deferred tax and other assets	970	311	376	972	2,629
Separate account assets	8,576	—	—	—	8,576

Total assets	$86,809	$10,068	$4,292	$2,976	$104,145

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,763	$—	$—	$—	$28,763
Policyholder account balances	33,177	19	—	—	33,196
Liability for policy and contract claims	3,137	648	2,028	2	5,815
Unearned premiums	536	3,827	119	—	4,482
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	2,410	1,305	124	2,741	6,580
Borrowing and capital securities	—	—	—	5,061	5,061
Separate account liabilities	8,576	—	—	—	8,576

Total liabilities	80,142	5,799	2,271	7,704	95,916

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	9,288	4,579	2,125	(4,465)	11,527
Allocated accumulated other comprehensive income (loss)	(2,621)	(310)	(104)	(263)	(3,298)

Total stockholders’ equity	6,667	4,269	2,021	(4,728)	8,229

Total liabilities and stockholders’ equity	$86,809	$10,068	$4,292	$2,976	$104,145

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2008
	Retirement and Protection	International(2)	U.S. Mortgage Insurance	Corporate and Other(1) (2)	Total(2)
ASSETS
Cash and investments	$52,632	$9,156	$3,163	$3,725	$68,676
Deferred acquisition costs and intangible assets	9,179	940	32	98	10,249
Reinsurance recoverable	16,571	129	512	—	17,212
Deferred tax and other assets	520	273	271	973	2,037
Separate account assets	9,215	—	—	—	9,215

Total assets	$88,117	$10,498	$3,978	$4,796	$107,389

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,533	$—	$—	$—	$28,533
Policyholder account balances	34,683	19	—	—	34,702
Liability for policy and contract claims	3,035	572	1,712	3	5,322
Unearned premiums	552	4,063	119	—	4,734
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,316	1,566	30	3,196	7,108
Borrowing and capital securities	—	—	—	5,394	5,394
Separate account liabilities	9,215	—	—	—	9,215

Total liabilities	81,889	6,220	1,861	8,493	98,463

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,659	4,505	2,270	(3,446)	11,988
Allocated accumulated other comprehensive income (loss)	(2,431)	(227)	(153)	(251)	(3,062)

Total stockholders’ equity	6,228	4,278	2,117	(3,697)	8,926

Total liabilities and stockholders’ equity	$88,117	$10,498	$3,978	$4,796	$107,389

(1)	Includes inter-segment eliminations.
(2)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of December 31, 2008	$6,391	$795	$23	$—	$7,209
Costs deferred	149	39	6	—	194
Amortization, net of interest accretion(1)	(142)	(72)	(5)	—	(219)
Impact of foreign currency translation	—	(25)	—	—	(25)

Unamortized balance as of March 31, 2009	6,398	737	24	—	7,159
Effect of accumulated net unrealized investment gains (losses)	557	—	—	—	557

Balance as of March 31, 2009	$6,955	$737	$24	$—	$7,716

(1)	Amortization, net of interest accretion, includes $(23) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended March 31, 2009	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$47	$—	$243	$545	$835	$127	$66	$21	$282	$496	$170	$1	$1,502
Net investment income	—	236	11	103	225	575	41	26	5	32	104	33	(1)	711
Net investment gains (losses)	(1)	(197)	(144)	(160)	(216)	(718)	(3)	3	(2)	(13)	(15)	(19)	(18)	(770)
Insurance and investment product fees and other	64	44	71	93	8	280	—	—	1	4	5	4	2	291

Total revenues	63	130	(62)	279	562	972	165	95	25	305	590	188	(16)	1,734

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	156	—	222	536	914	50	39	20	83	192	403	(1)	1,508
Interest credited	—	124	41	62	48	275	—	—	—	—	—	—	—	275
Acquisition and operating expenses, net of deferrals	52	32	2	33	86	205	17	12	13	153	195	32	9	441
Amortization of deferred acquisition costs and intangibles	1	79	2	36	47	165	9	5	2	58	74	5	3	247
Interest expense	—	—	—	26	—	26	1	—	—	7	8	—	62	96

Total benefits and expenses	53	391	45	379	717	1,585	77	56	35	301	469	440	73	2,567

INCOME (LOSS) BEFORE INCOME TAXES	10	(261)	(107)	(100)	(155)	(613)	88	39	(10)	4	121	(252)	(89)	(833)
Provision (benefit) for income taxes	4	(105)	(38)	(35)	(54)	(228)	25	8	(4)	1	30	(104)	(62)	(364)

NET INCOME (LOSS)	6	(156)	(69)	(65)	(101)	(385)	63	31	(6)	3	91	(148)	(27)	(469)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	110	94	103	141	448	3	(2)	1	8	10	13	12	483

NET OPERATING INCOME (LOSS)	$6	$(46)	$25	$38	$40	$63	$66	$29	$(5)	$11	$101	$(135)	$(15)	$14

Effective tax rate (operating income (loss))(2)	37.0%	49.9%	33.5%	35.4%	35.4%	16.7%	28.7%	19.0%	39.8%	34.6%	26.2%	41.7%	79.1%	114.6%

(1)	Includes inter-segment eliminations.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended March 31, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$167	$—	$242	$511	$920	$133	$86	$28	$362	$609	$183	$5	$1,717
Net investment income	1	302	135	153	216	807	48	35	9	46	138	37	20	1,002
Net investment gains (losses)	—	(93)	(59)	(26)	(32)	(210)	(6)	(1)	—	—	(7)	1	(10)	(226)
Insurance and investment product fees and other	86	54	—	93	6	239	—	—	1	10	11	8	2	260

Total revenues	87	430	76	462	701	1,756	175	120	38	418	751	229	17	2,753

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	252	—	205	522	979	35	35	21	72	163	259	—	1,401
Interest credited	—	128	115	61	41	345	—	—	—	—	—	—	—	345
Acquisition and operating expenses, net of deferrals	67	38	2	37	83	227	22	19	17	200	258	37	6	528
Amortization of deferred acquisition costs and intangibles	1	23	1	35	29	89	8	7	1	87	103	9	2	203
Interest expense	—	1	—	46	—	47	1	—	—	6	7	—	58	112

Total benefits and expenses	68	442	118	384	675	1,687	66	61	39	365	531	305	66	2,589

INCOME (LOSS) BEFORE INCOME TAXES	19	(12)	(42)	78	26	69	109	59	(1)	53	220	(76)	(49)	164
Provision (benefit) for income taxes	7	(6)	(14)	29	9	25	38	12	(1)	15	64	(41)	—	48

NET INCOME (LOSS)	12	(6)	(28)	49	17	44	71	47	—	38	156	(35)	(49)	116

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	42	39	16	21	118	4	—	—	—	4	(1)	7	128

NET OPERATING INCOME (LOSS)	$12	$36	$11	$65	$38	$162	$75	$47	$—	$38	$160	$(36)	$(42)	$244

Effective tax rate (operating income (loss))	36.8%	31.4%	34.0%	36.9%	34.9%	35.1%	35.0%	20.9%	154.3%	28.2%	29.5%	53.9%	—%	32.3%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss)—Retirement and Protection

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$835	$896	$958	$885	$920	$3,659
Net investment income	575	708	730	755	807	3,000
Net investment gains (losses)	(718)	(125)	(702)	(511)	(210)	(1,548)
Insurance and investment product fees and other	280	264	322	234	239	1,059

Total revenues	972	1,743	1,308	1,363	1,756	6,170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	914	980	1,048	930	979	3,937
Interest credited	275	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	205	247	234	229	227	937
Amortization of deferred acquisition costs and intangibles	165	208	38	100	89	435
Goodwill impairment	—	243	12	—	—	255
Interest expense	26	48	38	39	47	172

Total benefits and expenses	1,585	2,035	1,689	1,618	1,687	7,029

INCOME (LOSS) BEFORE INCOME TAXES	(613)	(292)	(381)	(255)	69	(859)
Provision (benefit) for income taxes	(228)	(20)	(156)	(88)	25	(239)

NET INCOME (LOSS)	(385)	(272)	(225)	(167)	44	(620)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	448	71	403	317	118	909
Expenses related to reorganization, net of taxes	—	12	—	—	—	12

NET OPERATING INCOME (LOSS)	$63	$(189)	$178	$150	$162	$301

Effective tax rate (operating income (loss))	16.7%	-15.8%	25.6%	35.6%	35.1%	46.0%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	1	1	2
Net investment gains (losses)	(1)	(2)	—	—	—	(2)
Insurance and investment product fees and other	64	73	86	85	86	330

Total revenues	63	71	86	86	87	330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	52	59	67	67	67	260
Amortization of deferred acquisition costs and intangibles	1	—	1	1	1	3
Goodwill impairment	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	53	59	68	68	68	263

INCOME BEFORE INCOME TAXES	10	12	18	18	19	67
Provision for income taxes	4	5	6	7	7	25

NET INCOME	6	7	12	11	12	42

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	1	—	—	—	1

NET OPERATING INCOME	$6	$8	$12	$11	$12	$43

Effective tax rate (operating income)	37.0%	38.4%	37.1%	36.8%	36.8%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$713	$878	$1,058	$1,229	$1,105	$4,270
Dedicated Sales Specialists	83	99	172	176	175	622

Total Sales	$796	$977	$1,230	$1,405	$1,280	$4,892

ASSETS UNDER MANAGEMENT:
Beginning of period	$15,447	$18,671	$20,285	$20,461	$21,584	$21,584
Gross flows	796	977	1,230	1,405	1,280	4,892
Redemptions	(1,274)	(1,447)	(1,047)	(1,044)	(1,080)	(4,618)

Net flows	(478)	(470)	183	361	200	274
Market performance	(759)	(2,754)	(1,797)	(537)	(1,323)	(6,411)

End of period	$14,210	$15,447	$18,671	$20,285	$20,461	$15,447

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation and Genworth Financial Trust Company.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$47	$105	$181	$111	$167	$564
Net investment income	236	279	280	291	302	1,152
Net investment gains (losses)	(197)	(253)	(325)	(105)	(93)	(776)
Insurance and investment product fees and other	44	49	51	54	54	208

Total revenues	130	180	187	351	430	1,148

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	156	231	278	191	252	952
Interest credited	124	128	130	129	128	515
Acquisition and operating expenses, net of deferrals	32	51	39	42	38	170
Amortization of deferred acquisition costs and intangibles	79	131	(12)	28	23	170
Goodwill impairment	—	243	—	—	—	243
Interest expense	—	—	1	1	1	3

Total benefits and expenses	391	784	436	391	442	2,053

LOSS BEFORE INCOME TAXES	(261)	(604)	(249)	(40)	(12)	(905)
Benefit for income taxes	(105)	(132)	(106)	—	(6)	(244)

NET LOSS	(156)	(472)	(143)	(40)	(6)	(661)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	110	156	158	53	42	409
Expenses related to reorganization, net of taxes	—	6	—	—	—	6

NET OPERATING INCOME (LOSS)	$(46)	$(310)	$15	$13	$36	$(246)

Effective tax rate (operating income (loss))	49.9%	12.6%	442.3%	70.6%	31.4%	7.7%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	12	8	2	3	3	16
Net investment gains (losses)	(17)	31	(82)	7	(35)	(79)
Insurance and investment product fees and other	40	42	48	51	51	192

Total revenues	35	81	(32)	61	19	129

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	22	36	11	8	5	60
Interest credited	3	3	4	3	4	14
Acquisition and operating expenses, net of deferrals	14	25	14	16	13	68
Amortization of deferred acquisition costs and intangibles	76	123	(18)	18	4	127
Goodwill impairment	—	58	—	—	—	58
Interest expense	—	—	—	—	—	—

Total benefits and expenses	115	245	11	45	26	327

INCOME (LOSS) BEFORE INCOME TAXES	(80)	(164)	(43)	16	(7)	(198)
Provision (benefit) for income taxes	(41)	(44)	(19)	8	(4)	(59)

NET INCOME (LOSS)	(39)	(120)	(24)	8	(3)	(139)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	12	8	23	(2)	13	42
Expenses related to reorganization, net of taxes	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$(27)	$(109)	$(1)	$6	$10	$(94)

Effective tax rate (operating income (loss))	55.9%	25.7%	86.9%	56.4%	21.9%	27.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$121	$270	$499	$585	$586	$1,940
Traditional Variable Annuities(2)	22	41	97	118	113	369
Variable Life	—	—	—	2	1	3

Total Sales	$143	$311	$596	$705	$700	$2,312

Sales by Distribution Channel:
Financial Intermediaries	$124	$278	$545	$662	$660	$2,145
Independent Producers	6	8	17	15	12	52
Dedicated Sales Specialists	13	25	34	28	28	115

Total Sales	$143	$311	$596	$705	$700	$2,312

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

(2)

Our traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures- Retirement Income—Fee-Based

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$5,234	$5,372	$5,308	$4,877	$4,535	$4,535
Deposits	125	287	506	596	595	1,984
Surrenders, benefits and product charges	(106)	(135)	(115)	(112)	(105)	(467)

Net flows	19	152	391	484	490	1,517
Interest credited and investment performance	(160)	(290)	(327)	(53)	(148)	(818)

Account value, net of reinsurance, end of period	5,093	5,234	5,372	5,308	4,877	5,234

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,756	2,014	2,278	2,241	2,345	2,345
Deposits	19	40	92	105	108	345
Surrenders, benefits and product charges	(63)	(71)	(66)	(63)	(59)	(259)

Net flows	(44)	(31)	26	42	49	86
Interest credited and investment performance	(70)	(227)	(290)	(5)	(153)	(675)

Account value, net of reinsurance, end of period	1,642	1,756	2,014	2,278	2,241	1,756

Variable Life Insurance
Account value, beginning of the period	266	324	373	371	403	403
Deposits	4	3	4	5	5	17
Surrenders, benefits and product charges	(11)	(8)	(15)	(10)	(10)	(43)

Net flows	(7)	(5)	(11)	(5)	(5)	(26)
Interest credited and investment performance	(11)	(53)	(38)	7	(27)	(111)

Account value, end of period	248	266	324	373	371	266

Total Retirement Income—Fee-Based	$6,983	$7,256	$7,710	$7,959	$7,489	$7,256

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$47	$105	$181	$111	$167	$564
Net investment income	224	271	278	288	299	1,136
Net investment gains (losses)	(180)	(284)	(243)	(112)	(58)	(697)
Insurance and investment product fees and other	4	7	3	3	3	16

Total revenues	95	99	219	290	411	1,019

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	134	195	267	183	247	892
Interest credited	121	125	126	126	124	501
Acquisition and operating expenses, net of deferrals	18	26	25	26	25	102
Amortization of deferred acquisition costs and intangibles	3	8	6	10	19	43
Goodwill impairment	—	185	—	—	—	185
Interest expense	—	—	1	1	1	3

Total benefits and expenses	276	539	425	346	416	1,726

LOSS BEFORE INCOME TAXES	(181)	(440)	(206)	(56)	(5)	(707)
Benefit for income taxes	(64)	(88)	(87)	(8)	(2)	(185)

NET LOSS	(117)	(352)	(119)	(48)	(3)	(522)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	98	148	135	55	29	367
Expenses related to reorganization, net of taxes	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$(19)	$(201)	$16	$7	$26	$(152)

Effective tax rate (operating income (loss))	37.9%	3.5%	-408.1%	76.6%	34.7%	-10.3%

SALES:
Sales by Product:
Structured Settlements	$4	$1	$—	$—	$3	$4
Single Premium Immediate Annuities	74	161	259	150	240	810
Fixed Annuities	229	426	468	298	408	1,600

Total Sales	$307	$588	$727	$448	$651	$2,414

Sales by Distribution Channel:
Financial Intermediaries	$162	$341	$572	$360	$541	$1,814
Independent Producers	127	230	146	82	103	561
Dedicated Sales Specialists	18	17	9	6	7	39

Total Sales	$307	$588	$727	$448	$651	$2,414

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$44	$105	$181	$111	$165	$562
Structured Settlements	3	—	—	—	2	2

Total Premiums	$47	$105	$181	$111	$167	$564

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,996	$12,174	$12,130	$12,141	$12,073	$12,073
Deposits	242	447	514	333	436	1,730
Surrenders, benefits and product charges	(508)	(734)	(576)	(449)	(474)	(2,233)

Net flows	(266)	(287)	(62)	(116)	(38)	(503)
Interest credited	103	109	106	105	106	426

Account value, net of reinsurance, end of period	11,833	11,996	12,174	12,130	12,141	11,996

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,957	6,956	6,781	6,781	6,668	6,668
Premiums and deposits	111	230	280	188	291	989
Surrenders, benefits and product charges	(236)	(323)	(197)	(278)	(267)	(1,065)

Net flows	(125)	(93)	83	(90)	24	(76)
Interest credited	93	94	92	90	89	365

Account value, net of reinsurance, end of period	6,925	6,957	6,956	6,781	6,781	6,957

Structured Settlements
Account value, net of reinsurance, beginning of period	1,106	1,106	1,107	1,105	1,103	1,103
Premiums and deposits	4	—	—	1	2	3
Surrenders, benefits and product charges	(23)	(15)	(15)	(13)	(14)	(57)

Net flows	(19)	(15)	(15)	(12)	(12)	(54)
Interest credited	14	15	14	14	14	57

Account value, net of reinsurance, end of period	1,101	1,106	1,106	1,107	1,105	1,106

Total Retirement Income—Spread-Based	$19,859	$20,059	$20,236	$20,018	$20,027	$20,059

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	11	61	87	100	135	383
Net investment gains (losses)	(144)	(269)	(206)	(303)	(59)	(837)
Insurance and investment product fees and other	71	40	81	—	—	121

Total revenues	(62)	(168)	(38)	(203)	76	(333)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	41	74	80	86	115	355
Acquisition and operating expenses, net of deferrals	2	1	2	2	2	7
Amortization of deferred acquisition costs and intangibles	2	1	2	1	1	5
Goodwill impairment	—	—	12	—	—	12
Interest expense	—	—	—	—	—	—

Total benefits and expenses	45	76	96	89	118	379

LOSS BEFORE INCOME TAXES	(107)	(244)	(134)	(292)	(42)	(712)
Benefit for income taxes	(38)	(84)	(49)	(101)	(14)	(248)

NET LOSS	(69)	(160)	(85)	(191)	(28)	(464)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	94	175	134	196	39	544

NET OPERATING INCOME	$25	$15	$49	$5	$11	$80

Effective tax rate (operating income)	33.5%	41.2%	32.0%	51.6%	34.0%	35.8%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$—	$—	$68	$184	$44	$296
Funding Agreements Backing Notes	—	—	48	675	107	830
Funding Agreements	—	243	342	75	—	660

Total Sales	$—	$243	$458	$934	$151	$1,786

Institutional products, when sold, are executed through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures—Institutional

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of period	$8,104	$9,253	$10,773	$10,655	$10,982	$10,982
Deposits(1)	—	243	558	1,128	251	2,180
Surrenders and benefits(1)	(1,466)	(1,491)	(2,149)	(1,099)	(727)	(5,466)

Net flows	(1,466)	(1,248)	(1,591)	29	(476)	(3,286)
Interest credited	61	89	94	96	117	396
Foreign currency translation	(22)	10	(23)	(7)	32	12

Account value, end of period	$6,677	$8,104	$9,253	$10,773	$10,655	$8,104

By Contract Type:
GICs	$1,067	$1,177	$1,392	$1,478	$1,449
Funding Agreements Backing Notes	4,778	5,718	5,988	7,349	6,909
Funding Agreements	832	1,209	1,873	1,946	2,297

Total	$6,677	$8,104	$9,253	$10,773	$10,655

Funding Agreements By Liquidity Provisions:
90 day—putable	$—	$—	$—	$350	$180
180 day—putable	—	—	—	200	345
No put	150	250	955	550	925
Rolling maturity:(2)
No extension and matures in next 12 months	100	375	475	740	740
Extendible with 12 and 13 months rolling maturity	—	—	100	100	100
Funding agreements with maturities greater than 12 months	580	580	337	—	—
Accrued interest	2	4	6	6	7

Total funding agreements	$832	$1,209	$1,873	$1,946	$2,297

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended March 31, 2009, there were no contracts that matured and were redeposited. For the three months ended March 31, 2008, contracts that matured and were redeposited and reflected under “deposits” amounted to $100 million. We have also included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

(2)	Includes products having a 12 and 13 months rolling maturity.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$243	$235	$241	$250	$242	$968
Net investment income	103	142	141	148	153	584
Net investment gains (losses)	(160)	(230)	(137)	(80)	(26)	(473)
Insurance and investment product fees and other	93	96	98	89	93	376

Total revenues	279	243	343	407	462	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	222	208	230	208	205	851
Interest credited	62	60	63	60	61	244
Acquisition and operating expenses, net of deferrals	33	41	37	34	37	149
Amortization of deferred acquisition costs and intangibles	36	44	18	39	35	136
Goodwill impairment	—	—	—	—	—	—
Interest expense	26	48	37	38	46	169

Total benefits and expenses	379	401	385	379	384	1,549

INCOME (LOSS) BEFORE INCOME TAXES	(100)	(158)	(42)	28	78	(94)
Provision (benefit) for income taxes	(35)	(55)	(16)	(6)	29	(48)

NET INCOME (LOSS)	(65)	(103)	(26)	34	49	(46)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	103	149	89	53	16	307
Expenses related to reorganization, net of taxes	—	3	—	—	—	3

NET OPERATING INCOME	$38	$49	$63	$87	$65	$264

Effective tax rate (operating income)	35.4%	35.5%	33.6%	20.2%	36.9%	31.1%

SALES:
Sales by Product:
Term Life	$19	$22	$21	$25	$23	$91
Universal Life:
Annualized first-year deposits	9	12	12	14	13	51
Excess deposits	28	29	43	46	43	161

Total Universal Life	37	41	55	60	56	212

Total Sales	$56	$63	$76	$85	$79	$303

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$—	$1	$1	$3
Independent Producers	55	62	76	84	78	300

Total Sales	$56	$63	$76	$85	$79	$303

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$489,723	$480,641	$491,032	$481,430	$476,503
Life insurance in-force before reinsurance	$625,503	$625,766	$625,385	$621,221	$619,086

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,901	$43,889	$43,781	$42,833	$42,590
Life insurance in-force before reinsurance	$51,201	$51,308	$51,043	$51,851	$51,534

Total life insurance
Life insurance in-force, net of reinsurance	$533,624	$524,530	$534,813	$524,263	$519,093
Life insurance in-force before reinsurance	$676,704	$677,074	$676,428	$673,072	$670,620

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2009	2008
	Q1(1)	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$545	$556	$536	$524	$511	$2,127
Net investment income	225	226	222	215	216	879
Net investment gains (losses)	(216)	629	(34)	(23)	(32)	540
Insurance and investment product fees and other	8	6	6	6	6	24

Total revenues	562	1,417	730	722	701	3,570

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	536	541	540	531	522	2,134
Interest credited	48	47	46	45	41	179
Acquisition and operating expenses, net of deferrals	86	95	89	84	83	351
Amortization of deferred acquisition costs and intangibles	47	32	29	31	29	121
Goodwill impairment	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	717	715	704	691	675	2,785

INCOME (LOSS) FROM BEFORE INCOME TAXES	(155)	702	26	31	26	785
Provision (benefit) for income taxes	(54)	246	9	12	9	276

NET INCOME (LOSS)	(101)	456	17	19	17	509

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	141	(410)	22	15	21	(352)
Expenses related to reorganization, net of taxes	—	3	—	—	—	3

NET OPERATING INCOME	$40	$49	$39	$34	$38	$160

Effective tax rate (operating income)	35.4%	36.2%	34.7%	36.4%	34.9%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$2	$4	$5	$4	$6	$19
Independent Producers	11	17	23	24	23	87
Dedicated Sales Specialist	11	12	15	16	15	58

Total Individual Long-Term Care	24	33	43	44	44	164

Group Long-Term Care	1	5	1	1	1	8
Medicare Supplement and Other A&H	17	18	14	13	10	55
Linked-Benefits	5	8	6	8	7	29

Total Sales	$47	$64	$64	$66	$62	$256

LOSS RATIOS:
Total Long-Term Care
Earned Premiums	$475	$482	$470	$459	$443	$1,854
Loss Ratio(2)	63.6%	63.0%	66.5%	66.9%	66.9%	65.8%
Gross Benefits Ratio(3)	100.0%	102.0%	104.6%	105.2%	105.6%	104.3%

Medicare Supplement and A&H(4)
Earned Premiums	$73	$73	$68	$68	$68	$277
Loss Ratio(2)	82.6%	64.7%	69.6%	70.5%	76.2%	70.1%

(1)

In 2009, we began reporting the results of our equity access business in our long-term care insurance business included in our Retirement and Protection segment. Our equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

(2)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	The Medicare Supplement and A&H net earned premiums and loss ratios do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$496	$533	$587	$628	$609	$2,357
Net investment income	104	117	146	148	138	549
Net investment gains (losses)	(15)	(5)	(37)	25	(7)	(24)
Insurance and investment product fees and other	5	—	7	7	11	25

Total revenues	590	645	703	808	751	2,907

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	192	176	147	160	163	646
Acquisition and operating expenses, net of deferrals	195	246	254	273	258	1,031
Amortization of deferred acquisition costs and intangibles	74	72	87	97	103	359
Interest expense	8	6	19	8	7	40

Total benefits and expenses	469	500	507	538	531	2,076

INCOME BEFORE INCOME TAXES	121	145	196	270	220	831
Provision for income taxes	30	34	54	71	64	223

NET INCOME	91	111	142	199	156	608

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	10	4	24	(16)	4	16
Expenses related to reorganization, net of taxes	—	9	—	—	—	9

NET OPERATING INCOME(1)	$101	$124	$166	$183	$160	$633

Effective tax rate (operating income)	26.2%	24.3%	28.1%	25.6%	29.5%	27.1%

(1)	Net operating income adjusted for foreign exchange for our International segment was $131 million for the three months ended March 31, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$127	$125	$137	$139	$133	$534
Net investment income	41	44	50	50	48	192
Net investment gains (losses)	(3)	(2)	—	26	(6)	18
Insurance and investment product fees and other	—	—	1	—	—	1

Total revenues	165	167	188	215	175	745

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	39	34	30	35	138
Acquisition and operating expenses, net of deferrals	17	24	22	22	22	90
Amortization of deferred acquisition costs and intangibles	9	7	8	9	8	32
Interest expense	1	1	1	—	1	3

Total benefits and expenses	77	71	65	61	66	263

INCOME BEFORE INCOME TAXES	88	96	123	154	109	482
Provision for income taxes	25	31	43	54	38	166

NET INCOME	63	65	80	100	71	316

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	1	—	(17)	4	(12)
Expenses related to reorganization, net of taxes	—	1	—	—	—	1

NET OPERATING INCOME(1)	$66	$67	$80	$83	$75	$305

Effective tax rate (operating income)	28.7%	31.9%	35.2%	35.0%	35.0%	34.4%

SALES:
New Insurance Written (NIW)
Flow	$2,400	$4,800	$8,000	$7,500	$4,900	$25,200
Bulk	400	1,800	900	800	1,500	5,000

Total Canada NIW(2)	$2,800	$6,600	$8,900	$8,300	$6,400	$30,200

(1)	Net operating income for our Canadian platform adjusted for foreign exchange was $81 million for the three months ended March 31, 2009.
(2)	New insurance written for our Canadian platform adjusted for foreign exchange was $3,400 million for the three months ended March 31, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$66	$72	$78	$85	$86	$321
Net investment income	26	28	38	38	35	139
Net investment gains (losses)	3	(1)	(4)	—	(1)	(6)
Insurance and investment product fees and other	—	(1)	—	1	—	—

Total revenues	95	98	112	124	120	454

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	34	38	35	35	142
Acquisition and operating expenses, net of deferrals	12	13	13	18	19	63
Amortization of deferred acquisition costs and intangibles	5	5	6	6	7	24
Interest expense	—	—	—	—	—	—

Total benefits and expenses	56	52	57	59	61	229

INCOME BEFORE INCOME TAXES	39	46	55	65	59	225
Provision for income taxes	8	8	10	15	12	45

NET INCOME	31	38	45	50	47	180

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	1	3	—	—	4
Expenses related to reorganization, net of taxes	—	1	—	—	—	1

NET OPERATING INCOME(1)	$29	$40	$48	$50	$47	$185

Effective tax rate (operating income)	19.0%	17.1%	19.7%	22.3%	20.9%	20.2%

SALES:
New Insurance Written (NIW)
Flow	$6,600	$6,600	$8,700	$10,000	$10,400	$35,700
Bulk	—	300	600	600	1,000	2,500

Total Australia NIW(2)	$6,600	$6,900	$9,300	$10,600	$11,400	$38,200

(1)	Net operating income for our Australian platform adjusted for foreign exchange was $41 million for the three months ended March 31, 2009.
(2)	New insurance written for our Australian platform adjusted for foreign exchange was $9,000 million for the three months ended March 31, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$21	$33	$30	$29	$28	$120
Net investment income	5	8	9	9	9	35
Net investment gains (losses)	(2)	2	(6)	—	—	(4)
Insurance and investment product fees and other	1	(1)	—	—	1	—

Total revenues	25	42	33	38	38	151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	20	34	26	19	21	100
Acquisition and operating expenses, net of deferrals	13	18	19	17	17	71
Amortization of deferred acquisition costs and intangibles	2	7	1	2	1	11
Interest expense	—	—	—	—	—	—

Total benefits and expenses	35	59	46	38	39	182

INCOME (LOSS) BEFORE INCOME TAXES	(10)	(17)	(13)	—	(1)	(31)
Provision (benefit) for income taxes	(4)	(7)	(7)	(1)	(1)	(16)

NET INCOME (LOSS)	(6)	(10)	(6)	1	—	(15)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	(1)	4	—	—	3
Expenses related to reorganization, net of taxes	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)(1)	$(5)	$(8)	$(2)	$1	$—	$(9)

Effective tax rate (operating income (loss))	39.8%	40.7%	74.7%	219.7%	154.3%	56.8%

SALES:
New Insurance Written (NIW)
Flow	$900	$1,500	$2,000	$2,100	$2,300	$7,900
Bulk	—	—	1,100	500	700	2,300

Total Other International NIW(2)	$900	$1,500	$3,100	$2,600	$3,000	$10,200

(1)	Net operating income (loss) for our Other International platform adjusted for foreign exchange was $(4) million for the three months ended March 31, 2009.
(2)	New insurance written for our Other International platform adjusted for foreign exchange was $1,200 million for the three months ended March 31, 2009.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$52	$129	$214	$198	$130	$671
Australia	82	73	82	89	97	341
Other International(1)	4	(62)	10	5	18	(29)

Total International Net Premiums Written	$138	$140	$306	$292	$245	$983

Loss Ratio(2)
Canada	39%	32%	25%	21%	26%	26%
Australia	59%	47%	48%	41%	41%	44%
Other International	95%	99%	87%	70%	71%	83%
Total International Loss Ratio	51%	46%	40%	33%	37%	39%

Expense Ratio(3)
Canada	50%	23%	14%	16%	23%	18%
Australia	21%	25%	22%	27%	27%	25%
Other International(1)	364%	-34%	190%	362%	104%	-277%
Total International Expense Ratio	42%	50%	22%	25%	31%	29%

Primary Insurance In-force
Canada	$169,700	$171,500	$192,800	$194,100	$185,000
Australia	185,800	184,500	207,500	249,900	234,600
Other International(1)	45,100	49,400	64,300	71,500	72,400

Total International Primary Insurance In-force	$400,600	$405,400	$464,600	$515,500	$492,000

Primary Risk In-force(4)
Canada
Flow	$46,700	$47,300	$53,300	$53,400	$50,700
Bulk	12,700	12,700	14,200	14,500	14,100

Total Canada	59,400	60,000	67,500	67,900	64,800
Australia
Flow	57,300	56,700	63,700	76,500	71,600
Bulk	7,700	7,900	8,900	11,000	10,500

Total Australia	65,000	64,600	72,600	87,500	82,100
Other International
Flow(1)	5,300	5,600	7,100	7,900	8,000
Bulk	600	700	800	800	800

Total Other International	5,900	6,300	7,900	8,700	8,800

Total International Primary Risk In-force	$130,300	$130,900	$148,000	$164,100	$155,700

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses were as follows: Canada 35%-40%, Australia 30%-40% and Europe 60%-65%.

(3)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles and excludes reorganization expenses recorded in the fourth quarter of 2008.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Insured loans in-force	1,174,756	1,168,884	1,141,020	1,108,423	1,080,874
Insured delinquent loans	3,365	2,940	2,517	2,340	2,410
Insured delinquency rate	0.29%	0.25%	0.22%	0.21%	0.22%

Flow loans in-force	893,680	890,092	871,025	842,863	815,980
Flow delinquent loans	3,074	2,680	2,298	2,140	2,198
Flow delinquency rate	0.34%	0.30%	0.26%	0.25%	0.27%

Bulk loans in-force	281,076	278,792	269,995	265,560	264,894
Bulk delinquent loans	291	260	219	200	212
Bulk delinquency rate	0.10%	0.09%	0.08%	0.08%	0.08%

Loss Metrics	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Beginning Reserves	$130	$127	$117	$106	$90
Paid claims	(22)	(18)	(21)	(20)	(15)
Increase in reserves	50	39	35	30	35
Impact of changes in foreign exchange rates	(3)	(18)	(4)	1	(4)

Ending Reserves	$155	$130	$127	$117	$106

	March 31, 2009		December 31, 2008		March 31, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
Ontario	48%	0.29%	48%	0.25%	49%
British Columbia	16	0.17%	16	0.15%	16
Alberta	15	0.36%	15	0.31%	14
Quebec	14	0.30%	14	0.26%	13
Nova Scotia	2	0.29%	2	0.29%	2
Saskatchewan	2	0.08%	2	0.07%	1
Manitoba	1	0.11%	1	0.10%	1
New Brunswick	1	0.22%	1	0.24%	1
All Other	1	0.22%	1	0.19%	3

Total	100%	0.27%	100%	0.24%	100%

By Policy Year
2000 and Prior	8%	0.04%	8%	0.04%	9%
2001	3	0.07%	3	0.06%	3
2002	5	0.07%	5	0.07%	6
2003	6	0.13%	7	0.12%	7
2004	10	0.20%	10	0.20%	11
2005	10	0.29%	11	0.28%	12
2006	13	0.54%	13	0.49%	16
2007	27	0.50%	27	0.42%	32
2008	16	0.20%	16	0.11%	4
2009	2	—%	—	—%	—

Total	100%	0.27%	100%	0.24%	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$27	$21	$20	$20	$15	$76
Bulk	1	1	—	—	—	1

Total Paid Claims	$28	$22	$20	$20	$15	$77

Average Paid Claim (in thousands)	$64.2	$62.1	$56.3	$54.5	$49.6

Average Reserve Per Delinquency (in thousands)	$58.1	$54.6	$53.7	$50.8	$45.3

Loss Metrics
Beginning Reserves	$161	$135	$119	$109	$89
Paid claims	(28)	(22)	(20)	(20)	(15)
Increase in reserves	63	48	36	30	35

Ending Reserves	$196	$161	$135	$119	$109

Loan Amount
Over $550K	3%	3%	3%	3%	3%
$400K to $550K	6	6	6	6	6
$250K to $400K	27	27	26	26	25
$100K to $250K	56	56	57	57	58
$100K or Less	8	8	8	8	8

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$182	$181	$180	$178	$176

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Insured loans in-force	1,439,276	1,426,277	1,426,729	1,422,851	1,406,731
Insured delinquent loans	6,420	5,675	5,121	5,026	4,571
Insured delinquency rate	0.45%	0.40%	0.36%	0.35%	0.32%

Flow loans in-force	1,262,895	1,247,218	1,247,313	1,240,020	1,222,667
Flow delinquent loans	6,275	5,573	5,018	4,926	4,489
Flow delinquency rate	0.50%	0.45%	0.40%	0.40%	0.37%

Bulk loans in-force	176,381	179,059	179,416	182,831	184,064
Bulk delinquent loans	145	102	103	100	82
Bulk delinquency rate	0.08%	0.06%	0.06%	0.05%	0.04%

Loss Metrics	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Beginning Reserves	$138	$141	$164	$157	$155
Paid claims	(23)	(21)	(31)	(36)	(39)
Increase in reserves	39	34	38	35	35
Impact of changes in foreign exchange rates	—	(16)	(30)	8	6

Ending Reserves	$154	$138	$141	$164	$157

	March 31, 2009		December 31, 2008		March 31, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
New South Wales	32%	0.76%	33%	0.70%	33%
Victoria	23	0.33%	22	0.31%	22
Queensland	22	0.26%	21	0.23%	21
Western Australia	10	0.24%	10	0.19%	10
South Australia	5	0.25%	5	0.23%	5
New Zealand	3	1.24%	4	0.79%	4
Australian Capital Territory	2	0.10%	2	0.09%	2
Tasmania	2	0.20%	2	0.14%	2
Northern Territory	1	0.11%	1	0.08%	1

Total	100%	0.45%	100%	0.40%	100%

By Policy Year
2000 and Prior	9%	0.02%	10%	0.02%	10%
2001	3	0.06%	3	0.06%	4
2002	6	0.11%	6	0.11%	7
2003	7	0.28%	7	0.25%	8
2004	9	0.56%	9	0.56%	11
2005	12	0.75%	13	0.74%	15
2006	17	0.88%	17	0.79%	20
2007	18	0.76%	19	0.57%	20
2008	15	0.28%	16	0.14%	5
2009	4	—%	—	—%	—

Total	100%	0.45%	100%	0.40%	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$33	$31	$32	$38	$42	$143
Bulk	1	1	1	—	1	3

Total Paid Claims	$34	$32	$33	$38	$43	$146

Average Paid Claim (in thousands)	$58.6	$63.0	$63.8	$76.4	$79.3

Average Reserve Per Delinquency (in thousands)	$34.5	$34.8	$34.8	$34.1	$37.7

Loss Metrics
Beginning Reserves	$197	$179	$171	$172	$177
Paid claims	(34)	(32)	(33)	(38)	(43)
Increase in reserves	58	50	41	37	38

Ending Reserves	$221	$197	$179	$171	$172

Loan Amount
Over $550K	10%	10%	10%	10%	9%
$400K to $550K	13	12	12	12	12
$250K to $400K	33	33	33	32	32
$100K to $250K	36	37	37	37	38
$100K or Less	8	8	8	9	9

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$186	$186	$184	$183	$183

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-force by Loan-To-Value Ratio(1)	March 31, 2009			December 31, 2008
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$19,487	$19,487	$—	$19,683	$19,683	$—
90.01% to 95.00%	15,699	15,696	2	15,889	15,887	2
80.01% to 90.00%	10,502	9,732	770	10,620	9,875	745
80.00% and below	13,700	1,819	11,881	13,835	1,835	12,000

Total Canada	$59,387	$46,733	$12,654	$60,027	$47,280	$12,747

Australia
95.01% and above	$9,002	$9,002	$1	$8,226	$8,225	$1
90.01% to 95.00%	11,258	11,248	10	11,065	11,054	10
80.01% to 90.00%	15,686	15,569	117	15,579	15,459	119
80.00% and below	29,089	21,511	7,578	29,700	21,967	7,733

Total Australia	$65,036	$57,330	$7,706	$64,570	$56,707	$7,863

Other International
95.01% and above	$1,590	$1,585	$6	$1,669	$1,659	$9
90.01% to 95.00%	2,282	2,198	85	2,416	2,299	117
80.01% to 90.00%	1,791	1,387	404	1,993	1,460	533
80.00% and below	207	161	46	225	159	66

Total Other International	$5,871	$5,331	$540	$6,303	$5,578	$725

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Lifestyle Protection

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$282	$303	$342	$375	$362	$1,382
Net investment income	32	37	49	51	46	183
Net investment gains (losses)	(13)	(4)	(27)	(1)	—	(32)
Insurance and investment product fees and other	4	2	6	6	10	24

Total revenues	305	338	370	431	418	1,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	83	69	49	76	72	266
Acquisition and operating expenses, net of deferrals	153	191	200	216	200	807
Amortization of deferred acquisition costs and intangibles	58	53	72	80	87	292
Interest expense	7	5	18	8	6	37

Total benefits and expenses	301	318	339	380	365	1,402

INCOME BEFORE INCOME TAXES	4	20	31	51	53	155
Provision for income taxes	1	2	8	3	15	28

NET INCOME	3	18	23	48	38	127

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	8	3	17	1	—	21
Expenses related to reorganization, net of taxes	—	4	—	—	—	4

NET OPERATING INCOME(1)	$11	$25	$40	$49	$38	$152

Effective tax rate (operating income)	34.6%	18.9%	27.6%	8.7%	28.2%	21.2%

SALES:
Lifestyle Protection
Traditional indemnity premiums	$267	$306	$333	$390	$334	$1,363
Premium equivalents for administrative services only business	8	11	20	30	35	96
Reinsurance premiums assumed accounted for under the deposit method	132	148	260	301	270	979

Total Lifestyle Protection(2)	407	465	613	721	639	2,438
Mexico operations	16	19	23	20	21	83

Total Sales	$423	$484	$636	$741	$660	$2,521

SALES BY REGION:
Lifestyle Protection
Established European Regions
Western region	$50	$61	$88	$120	$130	$399
Central region	97	138	153	182	153	626
Southern region	88	101	140	174	137	552
Nordic region	70	63	82	97	85	327
New Markets	36	33	71	63	56	223
Structured Deals(3)	66	69	79	85	78	311

Total Lifestyle Protection	407	465	613	721	639	2,438
Mexico operations	16	19	23	20	21	83

Total Sales	$423	$484	$636	$741	$660	$2,521

(1)	Net operating income adjusted for foreign exchange for our lifestyle protection business was $13 million for the three months ended March 31, 2009.
(2)	Sales adjusted for foreign exchange for our lifestyle protection business was $502 million for the three months ended March 31, 2009.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$170	$182	$185	$190	$183	$740
Net investment income	33	33	36	36	37	142
Net investment gains (losses)	(19)	(15)	(45)	1	1	(58)
Insurance and investment product fees and other	4	4	4	11	8	27

Total revenues	188	204	180	238	229	851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	403	366	301	295	259	1,221
Acquisition and operating expenses, net of deferrals	32	32	33	36	37	138
Amortization of deferred acquisition costs and intangibles	5	14	46	11	9	80
Goodwill impairment	—	—	22	—	—	22

Total benefits and expenses	440	412	402	342	305	1,461

LOSS BEFORE INCOME TAXES	(252)	(208)	(222)	(104)	(76)	(610)
Benefit for income taxes	(104)	(83)	(73)	(45)	(41)	(242)

NET LOSS	(148)	(125)	(149)	(59)	(35)	(368)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	13	11	28	—	(1)	38

NET OPERATING LOSS	$(135)	$(114)	$(121)	$(59)	$(36)	$(330)

Effective tax rate (operating loss)	41.7%	40.1%	32.2%	43.4%	53.9%	40.1%

SALES:
New Insurance Written (NIW)
Flow	$2,500	$3,200	$6,200	$14,000	$15,000	$38,400
Bulk	1,100	200	100	400	100	800
Pool	100	100	200	200	100	600

Total U.S. Mortgage NIW	$3,700	$3,500	$6,500	$14,600	$15,200	$39,800

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$171	$184	$193	$214	$202	$793
New Risk Written
Flow	$510	$713	$1,475	$3,465	$3,768	$9,421
Bulk(1)	45	16	10	25	4	55

Total Primary	555	729	1,485	3,490	3,772	9,476
Pool	2	6	7	7	5	25

Total New Risk Written	$557	$735	$1,492	$3,497	$3,777	$9,501

Primary Insurance In-force	$159,800	$162,500	$175,300	$174,900	$166,700
Risk In-force
Flow	$34,085	$34,950	$35,169	$34,667	$32,398
Bulk(1)	721	872	1,344	1,371	1,355

Total Primary	34,806	35,822	36,513	36,038	33,753
Pool	355	363	374	381	383

Total Risk In-force	$35,161	$36,185	$36,887	$36,419	$34,136

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	22%	25%	55%	25%	25%	33%
Adjusted Expense Ratio(3)	22%	25%	53%	22%	23%	30%
Flow Persistency	83%	89%	88%	85%	83%
Gross written premiums ceded to captives/total direct written premiums	22%	21%	21%	20%	20%
Risk to Capital Ratio(4)	13.6:1	14.3:1	14.8:1	13.2:1	12.4:1

Average primary loan size (in thousands)	$164	$164	$170	$169	$166
Primary risk in-force subject to captives	53%	53%	53%	55%	58%
Primary risk in-force that is GSE conforming	96%	96%	95%	95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%	95%	95%	94%
Primary risk in-force with potential to reset in 2008(5)	N/A	N/A	1.1%	1.3%	1.4%
Primary risk in-force with potential to reset in 2009(5)	1.2%	1.2%	1.3%	1.4%	1.6%
Primary risk in-force with potential to reset in 2010(5)	1.4%	1.4%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force for the first quarter of 2008 have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty is in a first loss position.

(2)

The ratio of an insurer’s general expenses to net premiums earned. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC, and intangibles and goodwill impairment.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC, and intangibles and goodwill impairment and excludes reorganization expenses recorded in the fourth quarter of 2008.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

In December 2008, we received regulatory approval to change the calculation of our risk to capital ratio, thereby allowing us to calculate statutory risk as risk in-force less the risk ceded to our captive participants. This change is reflected in the risk to capital ratio beginning in the fourth quarter of 2008. Risk to capital ratios for prior periods were not recalculated.

In April 2009, we received regulatory approval to further change the calculation of our risk to capital ratio, thereby allowing us to also exclude the risk on loans that are currently in default. This change is reflected in the risk to capital ratio beginning in the first quarter of 2009. Risk to capital ratios for prior periods were not recalculated.

(5)	Represents < 5 year adjustable rate mortgages excluding option adjustable rate mortgages (ARMs).

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Net Paid Claims
Flow	$197	$171	$131	$89	$79	$470
Bulk	1	1	1	3	5	10

Total Primary	198	172	132	92	84	480
Pool	—	1	—	—	—	1

Total Net Paid Claims	$198	$173	$132	$92	$84	$481

Average Paid Claim (in thousands)	$55.5	$52.3	$48.6	$42.9	$42.4

Number of Primary Delinquencies
Flow	79,349	72,166	57,985	46,700	38,316
Bulk loans with established reserve	7,561	4,450	6,038	4,475	3,768
Bulk loans with no reserve(1)	6,054	6,761	7,535	6,630	4,442

Average Reserve Per Delinquency (in thousands)
Flow	$23.1	$21.5	$20.5	$19.1	$15.8
Bulk loans with established reserve	11.3	10.8	19.8	18.2	14.9
Bulk loans with no reserve(1)	—	—	—	—	—

Beginning Reserves	$1,711	$1,312	$973	$661	$467	$467
Paid claims	(205)	(176)	(133)	(92)	(84)	(485)
Increase in reserves	522	575	472	404	278	1,729

Ending Reserves	$2,028	$1,711	$1,312	$973	$661	$1,711

Beginning Reinsurance Recoverable(2)	$506	$301	$131	$22	$3	$3
Ceded paid claims	(7)	(3)	(1)	—	—	(4)
Increase in recoverable	120	208	171	109	19	507

Ending Reinsurance Recoverable	$619	$506	$301	$131	$22	$506

Loss Ratio(3)	237%	200%	163%	155%	142%	165%

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Reserves are not established on loans where we were in a secondary loss position due to an existing deductible and we believe currently have no risk for claim.
(2)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2009	2008
	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	63%	63%	63%	62%	60%
Primary by FICO Scores 620-679	29%	29%	29%	30%	31%
Primary by FICO Scores 575-619	6%	6%	6%	6%	7%
Primary by FICO Scores <575	2%	2%	2%	2%	2%

Flow by FICO Scores >679	63%	62%	62%	60%	59%
Flow by FICO Scores 620-679	29%	30%	30%	31%	32%
Flow by FICO Scores 575-619	6%	6%	6%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	84%	83%	84%	84%	84%
Bulk by FICO Scores 620-679	14%	15%	14%	14%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%

Primary A minus	6%	6%	6%	6%	7%
Sub-prime(2)	5%	5%	5%	6%	6%
Primary Loans
Insured loans in-force	973,988	990,357	1,033,789	1,034,697	1,001,430
Insured delinquent loans	92,964	83,377	71,558	57,805	46,526
Insured delinquency rate	9.54%	8.42%	6.92%	5.59%	4.65%

Flow loans in-force	826,663	846,645	854,465	849,292	812,061
Flow delinquent loans	79,349	72,166	57,985	46,700	38,316
Flow delinquency rate	9.60%	8.52%	6.79%	5.50%	4.72%

Bulk loans in-force	147,325	143,712	179,324	185,405	189,369
Bulk delinquent loans	13,615	11,211	13,573	11,105	8,210
Bulk delinquency rate	9.24%	7.80%	7.57%	5.99%	4.34%

A minus and sub-prime loans in-force	101,413	104,845	108,028	110,979	112,383
A minus and sub-prime delinquent loans	23,448	23,047	19,583	16,171	13,254
A minus and sub-prime delinquency rate	23.12%	21.98%	18.13%	14.57%	11.79%
Pool Loans
Insured loans in-force	21,870	21,940	21,233	20,266	19,536
Pool delinquent loans	586	568	509	464	415
Pool delinquency rate	2.68%	2.59%	2.40%	2.29%	2.12%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	March 31, 2009		December 31, 2008		March 31, 2008
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	24%	13.34%	23%	11.73%	25%	6.16%
South Central(2)	17	8.07%	17	7.27%	17	3.77%
Northeast(3)	13	7.61%	13	6.72%	13	3.97%
North Central(4)	11	7.78%	12	6.90%	11	3.89%
Pacific(5)	11	13.66%	11	10.77%	11	5.11%
Great Lakes(6)	8	8.22%	8	8.16%	8	5.51%
Plains(7)	6	5.27%	6	4.72%	6	2.91%
Mid-Atlantic(8)	5	8.25%	5	7.03%	5	3.70%
New England(9)	5	8.10%	5	7.03%	4	4.21%

Total	100%	9.54%	100%	8.42%	100%	4.65%

By State
Florida	8%	24.49%	8%	20.94%	9%	9.61%
Texas	7%	6.10%	7%	6.25%	7%	3.62%
New York	6%	6.04%	6%	5.26%	6%	3.07%
California	5%	16.70%	5%	13.36%	6%	6.63%
Illinois	5%	10.27%	5%	8.92%	5%	4.37%
North Carolina	4%	7.37%	4%	6.74%	4%	3.89%
Georgia	4%	11.33%	4%	10.21%	4%	5.88%
Pennsylvania	4%	7.29%	4%	6.97%	4%	4.56%
New Jersey	4%	11.63%	4%	9.52%	3%	4.95%
Arizona	3%	16.92%	3%	13.31%	3%	5.21%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	March 31, 2009	% of Total	December 31, 2008	% of Total	March 31, 2008(3)	% of Total
Lender concentration (by original applicant)	$34,806		$35,822		$33,753
Top 10 lenders	17,183		17,639		15,004
Top 20 lenders	20,552		21,140		18,811
Loan-to-value ratio
95.01% and above	$8,794	25%	$9,084	25%	$9,274	27%
90.01% to 95.00%	11,924	34	12,247	34	11,045	33
80.01% to 90.00%	13,419	39	13,691	39	12,177	36
80.00% and below	669	2	800	2	1,257	4

Total	$34,806	100%	$35,822	100%	$33,753	100%

Loan grade
Prime	$30,970	89%	$31,838	89%	$29,503	87%
A minus and sub-prime	3,836	11	3,984	11	4,250	13

Total	$34,806	100%	$35,822	100%	$33,753	100%

Loan type(1)
First Mortgages
Fixed rate mortgage
Flow	$33,130	95%	$33,928	95%	$31,248	93%
Bulk	629	2	779	2	735	2
Adjustable rate mortgage
Flow	955	3	1,022	3	1,151	3
Bulk	92	—	93	—	619	2
Second mortgages	—	—	—	—	—	—

Total	$34,806	100%	$35,822	100%	$33,753	100%

Type of documentation
Alt-A
Flow	$1,290	4%	$1,359	4%	$1,526	5%
Bulk	279	1	324	1	337	1
Standard(2)
Flow	32,795	94	33,591	94	30,872	91
Bulk	442	1	548	1	1,018	3

Total	$34,806	100%	$35,822	100%	$33,753	100%

Mortgage term
15 years and under	$372	1%	$428	1%	$377	1%
More than 15 years	34,434	99	35,394	99	33,376	99

Total	$34,806	100%	$35,822	100%	$33,753	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(3)	The March 31, 2008 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty was in a first loss position.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of March 31, 2009
Policy Year	Average Rate	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1998 and Prior	7.96%	$1,930	1.2%	$498	1.4%
1999	7.34%	767	0.5	193	0.6
2000	8.16%	516	0.3	126	0.4
2001	7.42%	1,681	1.1	422	1.2
2002	6.61%	4,152	2.6	980	2.8
2003	5.64%	16,976	10.6	2,684	7.7
2004	5.87%	9,316	5.8	2,025	5.8
2005	5.98%	14,183	8.9	3,540	10.2
2006	6.56%	22,746	14.2	4,775	13.7
2007	6.67%	47,514	29.8	10,176	29.2
2008	6.23%	36,408	22.8	8,839	25.4
2009	5.25%	3,587	2.2	548	1.6

Total	6.35%	$159,776	100.0%	$34,806	100.0%

Occupancy and Property Type	As of March 31, 2009	As of December 31, 2008
Occupancy Status % of Primary Risk In-force
Primary residence	92.9%	92.9%
Second home	4.2	4.2
Non-owner occupied	2.9	2.9

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.6%	85.6%
Condominium and co-operative	11.1	11.1
Multi-family and other	3.3	3.3

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679	FICO 620 - 679(1)	FICO < 620	Total
	2009 Q1	2009 Q1	2009 Q1	2009 Q1
Primary Risk In-force
Total Primary Risk In-force	$22.0	$10.1	$2.7	$34.8
Delinquency rate(2)	6.0%	14.0%	23.6%	9.5%

2009 policy year	$0.5	$—	$—	$0.5
Delinquency rate	—%	—%	—%	—%

2008 policy year	$6.8	$1.7	$0.3	$8.8
Delinquency rate	2.2%	7.1%	18.2%	3.7%

2007 policy year	$5.8	$3.3	$1.1	$10.2
Delinquency rate	10.0%	17.1%	28.4%	14.2%

2006 policy year	$2.7	$1.6	$0.5	$4.8
Delinquency rate	12.0%	18.8%	25.2%	15.3%

2005 policy year	$2.1	$1.2	$0.3	$3.6
Delinquency rate	7.4%	14.8%	20.3%	10.8%

2004 and prior policy years	$4.1	$2.3	$0.5	$6.9
Delinquency rate	3.4%	11.5%	18.9%	6.7%

Fixed rate mortgage	$21.4	$9.8	$2.6	$33.8
Delinquency rate	5.6%	13.6%	23.4%	9.1%

Adjustable rate mortgage	$0.6	$0.3	$0.1	$1.0
Delinquency rate	24.2%	27.5%	35.2%	26.1%

LTV > 95%	$4.4	$3.3	$1.1	$8.8
Delinquency rate	5.7%	15.6%	27.8%	12.3%

Alt-A(3)	$1.1	$0.4	$0.1	$1.6
Delinquency rate	21.9%	32.1%	31.7%	24.3%

Interest only and option ARMs	$2.3	$0.9	$0.1	$3.3
Delinquency rate	23.4%	33.1%	40.1%	26.1%

(1)	Loans with unknown FICO scores are included in the 620—679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verfication of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	March 31, 2009	December 31, 2008	March 31, 2008(3)
GSE Alt-A
Risk in-force	$336	$338	$340
Average FICO score	720	720	718
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	23%	22%	28%
Stop loss	100%	100%	100%
Deductible	81%	81%	85%

Portfolio(2)
Risk in-force	$—	$—	$527
Average FICO score	—	—	723
Loan-to-value ratio	—%	—%	76%
Standard documentation	—%	—%	97%
Stop loss	—%	—%	100%
Deductible	—%	—%	27%

FHLB
Risk in-force	$297	$443	$385
Average FICO score	750	741	743
Loan-to-value ratio	75%	76%	68%
Standard documentation	95%	87%	88%
Stop loss	83%	86%	96%
Deductible	100%	100%	100%

Other
Risk in-force	$88	$91	$103
Average FICO score	691	692	717
Loan-to-value ratio	92%	91%	93%
Standard documentation	96%	96%	99%
Stop loss	9%	9%	9%
Deductible	—%	—%	—%

Total Bulk Risk In-force	$721	$872	$1,355

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(2)	As of December 31, 2008, coverage underlying the Portfolio deals was no longer in-force.
(3)	The March 31, 2008 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty was in a first loss position.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	March 31, 2009
			Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)
2004		0-50%	$0.8	$37
2004		50-75%	0.2	19
2004		75-99%	0.1	5
2004		Attached	—	5

2004 Total	$3.5		$1.1	$66	$—

2005		0-50%	$0.1	$1
2005		50-75%	0.1	3
2005		75-99%	0.2	16
2005		Attached	1.9	248

2005 Total	$4.4		$2.3	$268	28

2006		0-50%	$0.1	$1
2006		50-75%	—	1
2006		75-99%	0.1	4
2006		Attached	2.6	440

2006 Total	$4.2		$2.8	$446	23

2007		0-50%	$0.1	$2
2007		50-75%	0.1	6
2007		75-99%	—	3
2007		Attached	5.6	700

2007 Total	$6.8		$5.8	$711	65

2008		0-50%	$1.5	$12
2008		50-75%	1.0	26
2008		75-99%	0.1	3
2008		Attached	0.4	18

2008 Total	$3.2		$3.0	$59	3

Captive Benefit In Quarter ($MM)					$119

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2009	2008
	Q1(2)	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1	$5	$5	$6	$5	$21
Net investment income	(1)	(1)	6	14	20	39
Net investment gains (losses)	(18)	(4)	(32)	(33)	(10)	(79)
Insurance and investment product fees and other	2	37	(2)	2	2	39

Total revenues	(16)	37	(23)	(11)	17	20

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(1)	—	1	1	—	2
Acquisition and operating expenses, net of deferrals	9	41	(6)	13	6	54
Amortization of deferred acquisition costs and intangibles	3	4	3	1	2	10
Interest expense	62	69	68	63	58	258

Total benefits and expenses	73	114	66	78	66	324

LOSS BEFORE INCOME TAXES	(89)	(77)	(89)	(89)	(49)	(304)
Benefit from income taxes	(62)	(42)	(63)	(7)	—	(112)

NET LOSS	(27)	(35)	(26)	(82)	(49)	(192)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	12	3	23	20	7	53
Expenses related to reorganization, net of taxes	—	4	—	—	—	4

NET OPERATING LOSS	$(15)	$(28)	$(3)	$(62)	$(42)	$(135)

Effective tax rate (operating loss)	79.1%	58.1%	91.5%	7.5%	—%	37.7%

(1)	Includes inter-segment eliminations.
(2)

In 2009, we began reporting the results of our equity access business in our long-term care insurance business included in our Retirement and Protection segment. Our equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

Additional Financial Data

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$20,951	32%	$22,189	33%	$23,591	34%	$25,724	35%	$25,968	35%
Private fixed maturity securities		7,706	12	7,782	11	9,406	14	9,791	13	10,001	14
Mortgage-backed securities (MBS):	Residential mortgage-backed securities(2)	1,839	3	2,159	3	2,627	4	2,554	3	2,772	4
	Commercial mortgage-backed securities	3,243	4	3,383	5	4,177	6	4,245	6	4,242	6
	Small balance commercial mortgage-backed securities	362	1	330	1	453	1	513	1	509	—
Asset-backed securities (ABS):	Residential mortgage-backed securities(2)	389	1	582	1	758	1	952	1	1,290	2
	Other non-residential collateral	1,818	3	2,017	3	2,554	4	2,880	4	3,258	5
	Small balance asset-backed securities	67	—	63	—	83	—	89	—	100	—
Tax exempt		2,463	4	2,370	4	2,415	3	2,315	3	2,215	3
Non-investment grade fixed maturity securities		2,481	4	1,996	3	2,660	4	2,824	4	2,676	4
Equity securities:
Common stocks and mutual funds		107	—	100	—	107	—	71	—	34	—
Preferred stocks		114	—	134	—	202	—	338	1	360	1
Commercial mortgage loans		8,023	12	8,262	12	8,447	12	8,573	12	8,822	12
Policy loans		1,842	3	1,834	3	1,822	3	1,806	2	1,654	2
Cash, cash equivalents and short-term investments		8,163	13	8,447	12	5,367	8	5,983	8	3,873	5
Securities lending		1,069	2	1,469	2	1,674	2	1,836	3	2,443	3
Other invested assets:	Limited partnerships(1)	658	1	715	1	716	1	701	1	690	1
	Derivatives:
	LTC forward starting swap—cash flow	354	1	501	1	799	1	747	1	901	1
	Other cash flow	68	—	120	—	41	—	38	—	62	—
	Fair value	231	—	277	—	99	—	101	—	173	—
	Equity index options—non-qualified	154	—	152	—	256	1	217	—	212	—
	LTC swaptions—non-qualified	527	1	780	1	—	—	—	—	—	—
	Other non-qualified	427	1	385	1	43	—	25	—	39	—
	Trading portfolio	156	—	169	—	222	—	237	1	236	1
	Counterparty collateral	1,248	2	1,605	3	693	1	478	1	664	1
	Other	89	—	119	—	105	—	112	—	78	—

Total invested assets and cash		$64,549	100%	$67,940	100%	$69,317	100%	$73,150	100%	$73,272	100%

Public Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$8,934	29%	$9,651	30%	$10,649	30%	$11,245	30%	$12,275	32%
1	Aa	4,417	15	4,542	14	5,223	15	7,133	19	6,804	17
1	A	9,618	31	10,653	33	10,528	30	11,044	29	11,155	29
2	Baa	6,218	20	6,111	19	7,332	20	6,588	17	6,671	18
3	Ba	971	3	844	3	1,096	4	1,299	4	1,210	3
4	B	399	1	381	1	556	1	524	1	508	1
5	Caa and lower	187	1	101	—	93	—	97	—	68	—
6	In or near default	3	—	1	—	1	—	10	—	12	—
Not rated	Not rated	17	—	13	—	13	—	24	—	—	—

	Total public fixed maturity securities	$30,764	100%	$32,297	100%	$35,491	100%	$37,964	100%	$38,703	100%

Private Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$1,389	13%	$1,458	14%	$1,985	15%	$2,296	16%	$2,656	19%
1	Aa	959	9	1,065	10	1,296	10	1,944	14	2,054	14
1	A	3,233	31	3,268	31	4,180	31	3,851	28	3,542	25
2	Baa	4,070	38	4,127	39	4,871	37	4,962	36	5,198	36
3	Ba	775	8	596	6	827	6	710	5	758	5
4	B	102	1	54	—	48	1	126	1	69	1
5	Caa and lower	14	—	4	—	3	—	27	—	28	—
6	In or near default	13	—	1	—	1	—	5	—	4	—
Not rated	Not rated	—	—	1	—	22	—	2	—	19	—

	Total private fixed maturity securities	$10,555	100%	$10,574	100%	$13,233	100%	$13,923	100%	$14,328	100%

(1) Limited partnerships by type:
Distressed bond and equity fund		$109		$132		$153		$156		$155
Real estate		258		294		283		286		272
Infrastructure		152		149		139		126		121
Private equity		78		75		76		76		67
Mezzanine		37		41		40		31		48
Strategic equity		8		8		9		10		11
Strategic funds		7		7		7		7		7
Oil and gas		9		9		9		9		9

		$658		$715		$716		$701		$690

(2)	We do not have any material exposure to residential mortgage-backed securities CDOs.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Fixed Maturity Securities Summary

(amounts in millions)

		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Fixed Maturity Securities—Security Sector:	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
	U.S. government, agencies and government sponsored entities	$994	2%	$905	2%	$679	1%	$531	1%	$529	1%
	Tax exempt	2,464	6	2,371	6	2,417	5	2,372	5	2,217	4
	Foreign government	1,672	4	1,760	4	2,226	5	2,796	5	2,699	5
	U.S. corporate	18,142	44	19,074	45	20,738	43	22,228	43	22,974	44
	Foreign corporate	9,814	24	9,976	23	11,681	24	12,411	24	12,320	23
Mortgage-backed securities (MBS):	Residential mortgage-backed securities	2,063	5	2,253	5	2,695	5	2,613	5	2,773	5
	Commercial mortgage-backed securities	3,323	8	3,428	8	4,243	9	4,352	8	4,344	8
	Small balance commercial mortgage-backed securities	362	1	330	1	453	1	513	1	509	1
Asset-backed securities (ABS):	Residential mortgage-backed securities	556	1	684	1	914	2	1,099	3	1,307	3
	Other non-residential collateral	1,857	5	2,027	5	2,595	5	2,883	5	3,259	6
	Small balance asset-backed securities	72	—	63	—	83	—	89	—	100	—

	Total fixed maturity securities(1)	$41,319	100%	$42,871	100%	$48,724	100%	$51,887	100%	$53,031	100%

	Corporate Bond Holdings—Industry Sector:
	Investment Grade:
	Finance and insurance	$7,676	29%	$8,773	32%	$10,422	34%	$12,062	38%	$11,923	36%
	Utilities and energy	5,831	22	5,741	21	5,893	19	6,021	18	6,170	19
	Consumer—non-cyclical	3,334	13	3,243	12	3,294	11	3,385	10	3,581	11
	Consumer—cyclical	1,496	6	1,317	5	1,531	5	1,584	5	1,817	5
	Capital goods	1,621	6	1,837	6	1,958	7	2,022	6	1,767	5
	Industrial	1,160	4	1,277	4	1,516	5	1,485	5	1,444	4
	Technology and communications	1,501	6	1,584	6	1,601	5	1,717	5	1,931	6
	Transportation	1,109	4	1,111	4	1,246	4	1,313	4	1,230	4
	Other	2,507	10	2,686	10	3,037	10	3,060	9	3,402	10

	Subtotal	$26,235	100%	$27,569	100%	$30,498	100%	$32,649	100%	$33,265	100%

	Non-Investment Grade:
	Finance and insurance	$334	19%	$183	12%	$236	12%	$104	5%	$232	11%
	Utilities and energy	202	12	159	11	204	11	198	10	212	11
	Consumer—non-cyclical	275	16	232	16	321	17	413	21	412	20
	Consumer—cyclical	112	7	179	12	206	11	229	11	316	16
	Capital goods	321	19	198	13	193	10	212	11	146	7
	Industrial	238	14	272	18	392	20	395	20	257	13
	Technology and communications	163	9	186	13	274	14	349	17	350	17
	Transportation	59	3	57	4	77	4	58	3	66	3
	Other	17	1	15	1	18	1	32	2	38	2

	Subtotal	$1,721	100%	$1,481	100%	$1,921	100%	$1,990	100%	$2,029	100%

	Total	$27,956	100%	$29,050	100%	$32,419	100%	$34,639	100%	$35,294	100%

	Fixed Maturity Securities—Contractual Maturity Dates:
	Due in one year or less	$1,677	4%	$1,715	4%	$2,162	4%	$2,213	4%	$2,211	4%
	Due after one year through five years	10,048	24	10,091	24	11,529	24	12,279	24	12,026	23
	Due after five years through ten years	7,081	17	7,241	17	8,198	17	8,854	17	9,215	17
	Due after ten years	14,280	35	15,039	35	15,852	32	16,992	33	17,287	33

	Subtotal	33,086	80	34,086	80	37,741	77	40,338	78	40,739	77
	Mortgage and asset-backed	8,233	20	8,785	20	10,983	23	11,549	22	12,292	23

	Total fixed maturity securities	$41,319	100%	$42,871	100%	$48,724	100%	$51,887	100%	$53,031	100%

(1)	The following table sets forth the fair value of our fixed maturity securities by pricing source as of the date indicated:

	March 31, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$34,380	83%
Priced via broker indicative market prices	705	2
Priced via internally developed models	6,234	15

Total fixed maturity securities	$41,319	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$73	$70	$127	$35	$305	$33	$33	$20	$—	$86
AA	20	34	12	10	76	25	14	1	22	62
A	44	44	3	—	91	34	60	25	8	127
BBB	2	3	—	—	5	30	12	19	1	62
BB	—	—	—	—	—	4	6	12	2	24
B	—	—	—	—	—	5	7	24	5	41
CCC and lower	—	—	—	—	—	8	19	41	7	75

Total	$139	$151	$142	$45	$477	$139	$151	$142	$45	$477

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$90	$85	$148	$43	$366	$48	$56	$41	$—	$145
AA	26	53	12	12	103	34	50	36	30	150
A	52	54	5	—	111	39	45	12	13	109
BBB	3	4	—	—	7	40	16	30	1	87
BB	—	—	—	—	—	3	7	19	3	32
B	—	—	—	—	—	—	3	7	2	12
CCC and lower	—	—	—	—	—	7	19	20	6	52

Total	$171	$196	$165	$55	$587	$171	$196	$165	$55	$587

Net Unrealized Losses by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(47)	$(33)	$(69)	$(29)	$(178)	$(22)	$(12)	$(8)	$—	$(42)
AA	(26)	(63)	(13)	(1)	(103)	(26)	(16)	—	(16)	(58)
A	(20)	(52)	(1)	—	(73)	(20)	(69)	(18)	(6)	(113)
BBB	—	(2)	—	—	(2)	(21)	(24)	(21)	—	(66)
BB	—	—	—	—	—	(2)	(11)	(6)	—	(19)
B	—	—	—	—	—	(3)	(9)	(26)	(7)	(45)
CCC and lower	—	—	—	—	—	1	(9)	(4)	(1)	(13)

Total	$(93)	$(150)	$(83)	$(30)	$(356)	$(93)	$(150)	$(83)	$(30)	$(356)

(1)	We do not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans.

The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	March 31, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$442	93%
Priced via broker indicative market prices	—	—
Priced via internally developed models	35	7

Total sub-prime investments	$477	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$102	$98	$67	$34	$301	$101	$4	$1	$—	$106
AA	13	41	10	1	65	2	45	5	—	52
A	15	27	—	—	42	10	26	—	7	43
BBB	3	2	1	—	6	18	4	1	—	23
BB	—	—	—	—	—	—	25	14	6	45
B	—	—	—	—	—	—	32	34	2	68
CCC and lower	—	—	—	—	—	2	32	23	20	77

Total	$133	$168	$78	$35	$414	$133	$168	$78	$35	$414

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$107	$123	$79	$41	$350	$106	$33	$34	$32	$205
AA	15	63	12	1	91	4	92	6	1	103
A	16	26	3	—	45	10	37	1	2	50
BBB	2	2	1	—	5	18	29	14	2	63
BB	—	—	—	—	—	1	5	20	2	28
B	—	—	—	—	—	—	6	6	—	12
CCC and lower	—	—	—	—	—	1	12	14	3	30

Total	$140	$214	$95	$42	$491	$140	$214	$95	$42	$491

Net Unrealized Losses by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(26)	$(50)	$(22)	$(18)	$(116)	$(25)	$(2)	$—	$—	$(27)
AA	(17)	(26)	—	—	(43)	(1)	(17)	(4)	—	(22)
A	(5)	(5)	(4)	—	(14)	(11)	—	(4)	(4)	(19)
BBB	1	(1)	(13)	—	(13)	(10)	(11)	(13)	—	(34)
BB	—	—	—	—	—	(1)	(43)	—	(11)	(55)
B	—	—	—	—	—	—	(9)	(21)	(3)	(33)
CCC and lower	—	—	—	—	—	1	—	3	—	4

Total	$(47)	$(82)	$(39)	$(18)	$(186)	$(47)	$(82)	$(39)	$(18)	$(186)

(1)	We do not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans.

The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	March 31, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$405	98%
Priced via broker indicative market prices	—	—
Priced via internally developed models	9	2

Total Alt-A investments	$414	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Additional Information on Commercial Mortgage-backed Securities(1)

(amounts in millions)

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,820	$351	$397	$335	$2,903	$1,834	$343	$421	$279	$2,877
AA	61	23	166	71	321	48	67	137	78	330
A	71	54	76	55	256	65	24	89	56	234
BBB	41	13	39	14	107	70	11	29	54	164
BB	32	—	—	—	32	37	6	12	4	59
B	17	—	—	—	17	9	—	4	4	17
CCC and lower	25	10	14	—	49	4	—	—	—	4

Total	$2,067	$451	$692	$475	$3,685	$2,067	$451	$692	$475	$3,685

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,796	$355	$412	$341	$2,904	$1,813	$398	$442	$312	$2,965
AA	56	56	161	68	341	73	63	136	68	340
A	73	73	67	64	277	65	29	74	92	260
BBB	51	21	48	15	135	59	24	49	16	148
BB	33	—	—	—	33	33	1	1	—	35
B	18	—	—	—	18	8	—	—	—	8
CCC and lower	26	10	14	—	50	2	—	—	—	2

Total	$2,053	$515	$702	$488	$3,758	$2,053	$515	$702	$488	$3,758

Net Unrealized Losses by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$(155)	$(76)	$(145)	$(210)	$(586)	$(153)	$(62)	$(159)	$(151)	$(525)
AA	(52)	(51)	(147)	(90)	(340)	(45)	(65)	(133)	(101)	(344)
A	(41)	(53)	(85)	(112)	(291)	(38)	(46)	(84)	(107)	(275)
BBB	(31)	(24)	(52)	(37)	(144)	(54)	(26)	(37)	(68)	(185)
BB	(23)	—	—	—	(23)	(13)	(6)	(23)	(10)	(52)
B	(6)	—	—	—	(6)	(6)	—	(3)	(12)	(21)
CCC and lower	(1)	(1)	(10)	—	(12)	—	—	—	—	—

Total	$(309)	$(205)	$(439)	$(449)	$(1,402)	$(309)	$(205)	$(439)	$(449)	$(1,402)

(1)	Includes small balance commercial mortgage-backed securities.
(2)	We do not have any 2009 or 2008 vintage commercial mortgage-backed securities.

As of March 31, 2009, 40% of our commercial mortgage-backed securities related to loans with fixed interest rates and 60% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity securities portfolio was 63%. The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	March 31, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$3,283	89%
Priced via indicative market prices	96	3
Priced via internally developed models	306	8

Total commercial mortgage-backed securities	$3,685	100%

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Summary (amounts in millions)

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,093	26%	$2,137	26%	$2,192	26%	$2,247	27%	$2,323	27%
South Atlantic	1,901	24	1,958	24	1,984	23	1,990	23	2,023	23
Middle Atlantic	1,049	13	1,083	13	1,090	13	1,109	13	1,155	13
East North Central	779	10	791	10	810	10	826	10	857	10
Mountain	697	9	746	9	775	9	783	9	790	9
West South Central	348	4	357	4	378	5	386	4	398	4
West North Central	411	5	434	5	437	5	451	5	467	5
East South Central	247	3	252	3	261	3	267	3	294	3
New England	520	6	520	6	533	6	526	6	528	6

Subtotal	8,045	100%	8,278	100%	8,460	100%	8,585	100%	8,835	100%

Allowance for losses	(29)		(23)		(21)		(20)		(21)
Unamortized fees and costs	7		7		8		8		8

Total	$8,023		$8,262		$8,447		$8,573		$8,822

Property Type
Office	$2,125	26%	$2,182	26%	$2,233	26%	$2,271	26%	$2,371	27%
Industrial	2,099	26	2,143	26	2,178	26	2,220	26	2,292	26
Retail	2,320	29	2,393	29	2,420	29	2,446	28	2,476	27
Apartments	881	11	902	11	1,629	19	988	12	1,031	12
Mixed use/other	620	8	658	8	—	—	660	8	665	8

Subtotal	8,045	100%	8,278	100%	8,460	100%	8,585	100%	8,835	100%

Allowance for losses	(29)		(23)		(21)		(20)		(21)
Unamortized fees and costs	7		7		8		8		8

Total	$8,023		$8,262		$8,447		$8,573		$8,822

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,314	41%	$3,399	41%	$3,463	41%	$3,511	42%	$3,631	41%
$5 million but less than $10 million	1,853	23	1,946	24	1,966	23	2,011	23	2,080	24
$10 million but less than $20 million	1,481	19	1,513	18	1,616	19	1,645	19	1,630	18
$20 million but less than $30 million	337	4	358	4	360	4	362	4	431	5
$30 million and over	1,049	13	1,050	13	1,054	13	1,055	12	1,055	12

Subtotal	8,034	100%	8,266	100%	8,459	100%	8,584	100%	8,827	100%

Net premium/discount	11		12		1		1		8

Total	$8,045		$8,278		$8,460		$8,585		$8,835

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$23		$21		$20		$21		$26
Provisions	6		2		1		—		—
Releases	—		—		—		(1)		(5)

Ending balance	$29		$23		$21		$20		$21

Commercial Mortgage Loan Information by Vintage (loan amounts in millions)

As of March 31, 2009

Loan year	Total loan balance	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average balance per delinquent loan	Average loan-to-value(1)
2004 and prior	$2,885	$—	1,127	—	$3	$—	44%
2005	1,677	—	326	—	$5	$—	56%
2006	1,583	8	298	1	$5	$8	61%
2007	1,565	1	205	1	$8	$1	70%
2008	300	—	61	—	$5	$—	68%
2009	24	—	223	—	$—	$—	56%

Total	$8,034	$9	2,240	2	$4	$5	56%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$623	$684	$715	$715	$764	$2,878
Fixed maturity securities—non-taxable	30	29	29	26	25	109
Commercial mortgage loans	114	121	123	136	143	523
Equity securities	3	4	5	10	10	29
Other invested assets	8	8	20	22	18	68
Limited partnerships(1)	(107)	(35)	(31)	(10)	6	(70)
Policy loans	44	40	43	40	39	162
Cash, cash equivalents and short-term investments	17	30	36	41	25	132

Gross investment income before expenses and fees	732	881	940	980	1,030	3,831
Expenses and fees	(21)	(24)	(22)	(27)	(28)	(101)

Net investment income	$711	$857	$918	$953	$1,002	$3,730

Annualized Yields
Fixed maturity securities—taxable	5.4%	5.6%	5.5%	5.4%	5.7%	5.6%
Fixed maturity securities—non-taxable	4.6%	4.5%	4.7%	4.5%	4.6%	4.6%
Commercial mortgage loans	5.6%	5.8%	5.8%	6.2%	6.4%	6.1%
Equity securities	4.6%	4.9%	5.0%	10.3%	11.2%	8.2%
Other invested assets	1.8%	2.2%	10.9%	11.7%	10.9%	7.1%
Limited partnerships(1)	-62.1%	-19.5%	-17.7%	-5.9%	3.3%	-10.3%
Policy loans	9.6%	9.0%	9.4%	9.2%	9.4%	9.2%
Cash, cash equivalents and short-term investments	0.8%	1.7%	2.6%	3.3%	2.9%	2.5%

Gross investment income before expenses and fees	4.2%	4.9%	5.2%	5.4%	5.8%	5.3%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.1%	4.8%	5.1%	5.3%	5.6%	5.2%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(28)	$(5)	$(78)	$(6)	$(1)	$(90)
U.S. government, agencies and government sponsored entities	—	—	5	6	—	11
Foreign corporate	(1)	(3)	(4)	8	—	1
Foreign government	2	9	7	7	2	25
Tax exempt	1	—	—	3	—	3
Mortgage-backed securities (MBS)	4	(6)	2	—	—	(4)
Asset-backed securities (ABS)	—	(4)	—	(1)	—	(5)
Equity securities	—	(1)	(18)	—	1	(18)
FX	—	1	—	—	—	1

Total net realized gains (losses) on available-for-sale securities	(22)	(9)	(86)	17	2	(76)

Impairments:
Sub-prime residential mortgage-backed securities:
AA	(11)	(3)	—	—	(2)	(5)
A	(1)	(2)	(3)	(8)	(3)	(16)
BBB	(3)	(18)	(2)	(4)	(8)	(32)
Below BBB	(33)	(99)	(44)	(40)	(15)	(198)
Alt-A residential mortgage-backed securities:
AAA	—	—	(5)	—	—	(5)
AA	(6)	(16)	(5)	(4)	—	(25)
A	(18)	(27)	(7)	(16)	(20)	(70)
BBB	(1)	(16)	(12)	(5)	(10)	(43)
Below BBB	(58)	(38)	(26)	(35)	(17)	(116)

Total sub-prime and Alt-A residential mortgage-backed securities	(131)	(219)	(104)	(112)	(75)	(510)

Prime residential mortgage-backed securities:
AA	(12)	—	—	—	—	—
A	(8)	(32)	(2)	(5)	(5)	(44)
BBB	(3)	(13)	(1)	(3)	(1)	(18)
Below BBB	(1)	(26)	(4)	—	—	(30)
Change in intent:
Alt-A	—	—	(30)	(55)	—	(85)
Sub-prime	—	—	(19)	(159)	—	(178)
Prime	—	—	(4)	(1)	—	(5)
Automobile	—	—	(2)	—	—	(2)
Other mortgage-backed securities	—	(1)	—	—	(1)	(2)
Other asset-backed securities	(9)	(2)	(2)	—	—	(4)
Commercial mortgage-backed securities (CMBS):
A	(9)	—	—	—	(3)	(3)
BBB	—	(1)	(2)	—	(1)	(4)
Below BBB	(10)	(4)	(4)	(1)	(3)	(12)
Corporate fixed maturity securities	(37)	(206)	(131)	(20)	(32)	(389)
Financial hybrid securities	(155)	—	(14)	—	—	(14)
Foreign government fixed maturity securities	—	(13)	—	—	—	(13)
Limited partnerships	—	—	(1)	—	—	(1)
Equity securities	(13)	(11)	(56)	(3)	—	(70)
Commercial mortgage loans	—	(1)	—	—	—	(1)

Total impairments	(388)	(529)	(376)	(359)	(121)	(1,385)

Net unrealized gains (losses) on trading securities	(8)	(18)	(6)	1	(5)	(28)
Derivative instruments	(79)	473	(60)	6	(22)	397
Bank loans	—	(13)	(3)	—	(2)	(18)
Commercial mortgage loans held-for-sale market valuation allowance	(4)	(1)	—	(1)	1	(1)

Net investment gains (losses), net of taxes	(501)	(97)	(531)	(336)	(147)	(1,111)

DAC and other intangible amortization related to net investment gains (losses)	18	8	53	15	19	95

Net investment gains (losses), net of taxes and other adjustments	$(483)	$(89)	$(478)	$(321)	$(128)	$(1,016)

Reconciliations of Non-Gaap Measures

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
GAAP Basis ROE	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net income (loss) for the twelve months ended(1)	$(1,157)	$(572)	$(73)	$524	$1,012
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,242	$12,486	$12,613	$12,633	$12,549
GAAP Basis ROE(1) divided by(2)	-9.5%	-4.6%	-0.6%	4.1%	8.1%

Operating ROE
Net operating income for the twelve months ended(1)	$239	$469	$990	$1,138	$1,277
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,242	$12,486	$12,613	$12,633	$12,549
Operating ROE(1) divided by(2)	2.0%	3.8%	7.8%	9.0%	10.2%

(1)     The twelve months ended information is derived by adding the four quarters of net income (loss) and net operating income (loss) from page 10 herein.

(2)     Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

Quarterly Average ROE	Three months ended
GAAP Basis ROE	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net income (loss) for the period ended(3)	$(469)	$(321)	$(258)	$(109)	$116
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,758	$12,153	$12,467	$12,688	$12,756
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-16.0%	-10.6%	-8.3%	-3.4%	3.6%

Operating ROE
Net operating income (loss) for the period ended(3)	$14	$(207)	$220	$212	$244
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,758	$12,153	$12,467	$12,688	$12,756
Annualized Operating Quarterly Basis ROE(3) divided by(4)	0.5%	-6.8%	7.1%	6.7%	7.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) divided by average ending stockholders’ equity.

(3)	Net income (loss) and net operating income (loss) from page 8 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2009	2008
GAAP Basis Expense Ratio	Q1	Q4	Q3	Q2	Q1	Total
Acquisition and operating expenses, net of deferrals(1)	$441	$566	$515	$551	$528	$2,160
Total revenues(2)	$1,734	$2,629	$2,168	$2,398	$2,753	$9,948

Expense ratio(1) divided by(2)	25.4%	21.5%	23.8%	23.0%	19.2%	21.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$441	$566	$515	$551	$528	$2,160
Less wealth management business	52	59	67	67	67	260
Less lifestyle protection business(a)	153	191	200	216	200	807
Less expenses related to reorganization(b)	—	31	—	—	—	31

Adjusted acquisition and operating expenses, net of deferrals(3)	$236	$285	$248	$268	$261	$1,062

Total revenues	$1,734	$2,629	$2,168	$2,398	$2,753	$9,948
Less wealth management business	63	71	86	86	87	330
Less lifestyle protection business	305	338	370	431	418	1,557
Less net investment gains (losses)	(756)	(143)	(789)	(518)	(226)	(1,676)

Adjusted total revenues(4)	$2,122	$2,363	$2,501	$2,399	$2,474	$9,737

Adjusted expense ratio(3) divided by (4)	11.1%	12.1%	9.9%	11.2%	10.5%	10.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection businesses. The wealth management and lifestyle protection businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses of $7 million associated with our reorganization announced in the fourth quarter 2008.
(b)	Includes severance and other employee related expenses associated with our reorganization announced in the fourth quarter of 2008.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2009	2008
	Q1	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,502	$1,616	$1,735	$1,709	$1,717	$6,777
Less retirement income—spread-based premiums	47	105	181	111	167	564
Less impact of changes in foreign exchange rates	(120)	(103)	16	60	65	38

Core premiums	$1,575	$1,614	$1,538	$1,538	$1,485	$6,175

Reported premium percentage change from prior year	-12.5%	-3.2%	8.4%	10.3%	13.6%	7.1%
Core premium percentage change from prior year	6.1%	5.1%	3.8%	10.0%	9.4%	7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

	(Assets—amounts in billions)	2009	2008
		Q1	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$64.5	$67.9	$69.3	$73.1	$73.3	$67.9

	Subtract:
	Securities lending	1.1	1.5	1.7	1.8	2.4	1.5
	Unrealized gains (losses)	(7.0)	(6.3)	(4.4)	(2.3)	(1.6)	(6.3)
	Derivative counterparty collateral	1.2	1.6	0.6	0.5	0.7	1.6

	Adjusted end of period invested assets	$69.2	$71.1	$71.4	$73.1	$71.8	$71.1

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$70.2	$71.3	$72.3	$72.5	$71.6	$71.8
	Subtract: portfolios supporting floating products	11.6	12.6	13.6	14.1	14.1	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating) Calculation	$58.6	$58.7	$58.7	$58.4	$57.5	$58.3

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$711	$857	$918	$953	$1,002	$3,730

	Subtract:
	Bond calls and commercial mortgage loan prepayments	11	5	3	13	12	33
	Reinsurance(1)	8	11	16	19	15	61
	Other non-core items(2)	4	(5)	5	2	(1)	1

(D)	Core Net Investment Income	688	846	894	919	976	3,635
	Subtract: investment income from portfolios supporting floating products	23	87	111	121	164	483

(E)	Core Net Investment Income (excl. Floating)	$665	$759	$783	$798	$812	$3,152

(C)/(A)	Reported Yield	4.05%	4.81%	5.08%	5.26%	5.60%	5.19%
(D)/(A)	Core Yield	3.92%	4.75%	4.95%	5.07%	5.45%	5.06%
(E)/(B)	Core Yield (excl. Floating)	4.54%	5.18%	5.34%	5.47%	5.65%	5.41%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Represents imputed investment income related to a reinsurance agreement in our lifestyle protection business.
(2)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A	A	A2	A-
Genworth Life Insurance Company (short-term rating)	Not rated	A-1	P-1	Not rated
Genworth Life and Annuity Insurance Company	A	A	A2	A-
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A -1	P-1	Not rated
Genworth Life Insurance Company of New York	A	A	A2	A-
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	A-
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company		S&P	Moody’s
Genworth Mortgage Insurance Corporation		BBB+	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)		AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)		BBB+	Baa2
Genworth Residential Mortgage Insurance Corporation of NC		BBB+	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)		AA	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.		mxAAA	Aa3.mx

Our principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company		S&P
Financial Assurance Company Limited		A-
Financial Insurance Company Limited		A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

GENWORTH FINANCIAL, INC.

1Q 2009 FINANCIAL SUPPLEMENT

Industry Ratings—(Continued)

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA”, “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA,” “AA-,” “A,” “A-” and “BBB+” ratings are the third-, fourth-, sixth-, seventh- and eighth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2” and “Baa2” ratings are the fifth-, sixth- and ninth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com